Exhibit 99.1

UNION PACIFIC REPORTS RECORD QUARTERLY EARNINGS

Best-Ever Operating Income and Sub-70 Operating Ratio

FOR IMMEDIATE RELEASE

All-Time Quarterly Records

•	Diluted earnings per share improved 52 percent to $1.40.

•	Operating income totaled $1.3 billion, up 71 percent.

•	Net income increased 53 percent to $711 million.

•	Operating ratio was 69.4 percent, 8 points better than second quarter 2009.

•	Customer Satisfaction Index of 89, up 2 points.

Omaha, Neb., July 22, 2010 – Union Pacific Corporation (NYSE: UNP) today reported 2010 second quarter net income of $711 million, or $1.40 per diluted share, compared to $465 million, or $0.92 per diluted share, in the second quarter 2009. Second quarter 2009 net income included $72 million, or $0.14 per diluted share, related to a Colorado land sale.

“Beyond strong earnings growth, the real highlight was achieving a 69.4 percent operating ratio – our first sub-70 quarterly mark,” said Jim Young, Union Pacific chairman and chief executive officer. “We demonstrated great volume leverage, efficiently handling an 18 percent increase in carloadings at modest incremental cost. This is a tremendous achievement for the men and women of UP, who not only operated a very safe and efficient network, but also drove an all-time-high for customer satisfaction.”

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Second Quarter Summary

Second quarter business volumes, as measured by total revenue carloads, grew 18 percent versus the prior year’s recession-impacted levels. This is the first time in six years that all six Union Pacific business groups reported volume growth in the same quarter. Quarterly operating revenue increased 27 percent in the second quarter 2010 to $4.2 billion versus $3.3 billion in the second quarter 2009. In addition:

•

Freight revenues for all six business groups increased in the second quarter, up 27 percent versus 2009 to a total of $4.0 billion. Driving the increase were double-digit volume growth, increased fuel cost recoveries and core pricing gains.

•	Quarterly diesel fuel prices increased 46 percent from an average of $1.57 per gallon in the second quarter 2009 to an average of $2.29 per gallon in the second quarter 2010.

•

Union Pacific’s operating ratio was a best-ever 69.4 percent, an 8 point improvement versus 2009. Strong volume growth combined with ongoing efficiency initiatives and quarterly pricing gains drove the record performance.

•	The Company’s Customer Satisfaction Index of 89 was a quarterly best and 2 points better than the second quarter 2009.

•

Quarterly train speed, as reported to the Association of American Railroads, was 26.4 mph, down 4 percent versus record velocity in the second quarter 2009. Operations were slowed by June flooding in the Midwest and network infrastructure replacement and improvement programs.

•	The Company repurchased nearly 6.5 million shares in the second quarter 2010 at an average share price of $71.74, and aggregate cost of approximately $466 million.

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Summary of Second Quarter Freight Revenues

•	Automotive up 105 percent.

•	Intermodal up 35 percent.

•	Industrial Products up 30 percent.

•	Chemicals up 19 percent.

•	Energy up 17 percent.

•	Agricultural up 13 percent.

Outlook

“While the pace and direction of the economic recovery is uncertain, we expect and are prepared to handle continued volume growth on our network, both in 2010 and beyond,” Young said. “As carloadings increase, we are focused on meeting the increased expectations of customers and shareholders to move new and existing business safely, efficiently and more profitably. We’re also planning for tomorrow, investing for growth as we deliver higher shareholder returns.”

About Union Pacific

Union Pacific Corporation owns one of America’s leading transportation companies. Its principal operating company, Union Pacific Railroad, links 23 states in the western two-thirds of the country. Union Pacific serves many of the fastest-growing U.S. population centers and provides Americans with a fuel-efficient, environmentally responsible and safe mode of freight transportation. Union Pacific’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Energy, Industrial Products and Intermodal. The railroad emphasizes excellent customer service and offers competitive routes from all major West Coast and Gulf Coast ports to eastern gateways. Union Pacific connects with Canada’s rail systems and is the only railroad serving all six major gateways to Mexico, making it North America’s premier rail franchise.

-more-

Supplemental financial information is attached.

Investor contact is Jennifer Hamann, (402) 544-4227.

Media contact is Donna Kush, (402) 544-3753.

****

This press release and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically the statements under the caption “Outlook” in this press release, which include statements regarding the Corporation’s plans and expectations with respect to economic conditions and future revenue growth; meeting expectations of its customers and shareholders; moving customer traffic safely, efficiently and more profitably; and making investments and improving shareholder returns. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2009, which was filed with the SEC on February 5, 2010. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

 Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2010	2009	%		2010	2009	%
	(Adjusted)*				(Adjusted)*
Operating Revenues
Freight revenues	$3,956	$3,121	27%		$7,711	$6,361	21%
Other revenues	226	182	24		436	357	22
Total operating revenues	4,182	3,303	27		8,147	6,718	21
Operating Expenses
Compensation and benefits	1,051	976	8		2,110	2,046	3
Fuel	608	370	64		1,191	756	58
Purchased services and materials	472	399	18		904	803	13
Depreciation	368	350	5		735	691	6
Equipment and other rents	282	307	(8)		572	624	(8)
Other	122	153	(20)		368	379	(3)
Total operating expenses	2,903	2,555	14		5,880	5,299	11
Operating Income	1,279	748	71		2,267	1,419	60
Other income	19	135	(86)		20	158	(87)
Interest expense	(152)	(150)	1		(307)	(291)	5
Income before income taxes	1,146	733	56		1,980	1,286	54
Income taxes	(435)	(268)	62		(753)	(459)	64
Net Income	$711	$465	53%		$1,227	$827	48%

Share and Per Share
Earnings per share - basic	$1.42	$0.92	54%		$2.44	$1.64	49%
Earnings per share - diluted	$1.40	$0.92	52		$2.42	$1.64	48
Weighted average number of shares - basic	501.8	502.9	-		503.1	502.8	-
Weighted average number of shares - diluted	506.5	505.3	-		507.6	505.0	1
Dividends declared per share	$0.33	$0.27	22		$0.60	$0.54	11

Operating Ratio	69.4%	77.4%	(8.0)	pts	72.2%	78.9%	(6.7	) pts
Effective Tax Rate	38.0%	36.6%	1.4	pts	38.0%	35.7%	2.3	pts

*	Certain amounts have been adjusted for the retrospective change in accounting principle for rail grinding. See page 9 for the effects of the adjustments.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2010	2009	%	2010	2009	%
Freight Revenues (Millions)
Agricultural	$698	$618	13%	$1,428	$1,279	12%
Automotive	334	163	F	639	325	97
Chemicals	592	499	19	1,179	1,012	17
Energy	836	715	17	1,680	1,522	10
Industrial Products	692	531	30	1,290	1,077	20
Intermodal	804	595	35	1,495	1,146	30
Total	$3,956	$3,121	27%	$7,711	$6,361	21%
Revenue Carloads (Thousands)
Agricultural	213	203	5%	441	415	6%
Automotive	159	93	71	310	190	63
Chemicals	209	188	11	412	368	12
Energy	486	470	3	1,002	991	1
Industrial Products	286	229	25	528	451	17
Intermodal	827	669	24	1,569	1,284	22
Total	2,180	1,852	18%	4,262	3,699	15%
Average Revenue per Car
Agricultural	$3,277	$3,045	8%	$3,238	$3,081	5%
Automotive	2,094	1,755	19	2,059	1,714	20
Chemicals	2,826	2,659	6	2,859	2,749	4
Energy	1,722	1,520	13	1,677	1,536	9
Industrial Products	2,420	2,319	4	2,444	2,388	2
Intermodal	974	889	10	953	893	7
Average	$1,815	$1,685	8%	$1,809	$1,720	5%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

Millions, Except Percentages	Jun. 30, 2010	Dec. 31, 2009
		(Adjusted)*
Assets
Cash and cash equivalents	$1,317	$1,850
Other current assets	2,385	1,830
Investments	1,064	1,036
Net properties	37,527	37,202
Other assets	242	266
Total assets	$42,535	$42,184

Liabilities and Common Shareholders’ Equity
Debt due within one year	$248	$212
Other current liabilities	2,787	2,470
Debt due after one year	9,117	9,636
Deferred income taxes	11,189	11,044
Other long-term liabilities	1,871	2,021
Total liabilities	25,212	25,383
Total common shareholders’ equity	17,323	16,801
Total liabilities and common shareholders’ equity	$42,535	$42,184

Debt to Capital	35.1%	37.0%
Adjusted Debt to Capital**	43.5%	46.1%

*	Certain amounts have been adjusted for the retrospective change in accounting principle for rail grinding. See page 9 for the effects of the adjustments.

**	Adjusted Debt to Capital is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

  UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

  Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended June 30,	2010	2009
		(Adjusted)*
Operating Activities
Net income	$ 1,227	$ 827
Depreciation	735	691
Deferred income taxes	119	209
Other - net	(386)	(219)
Cash provided by operating activities	1,695	1,508

Investing Activities
Capital investments	(1,056)	(1,066)
Other - net	(12)	(73)
Cash used in investing activities	(1,068)	(1,139)

Financing Activities
Debt issued	400	843
Common shares repurchased	(422)	-
Debt repaid	(885)	(628)
Dividends paid	(272)	(272)
Other - net	19	95
Cash provided by/(used in) financing activities	(1,160)	38

Net Change in Cash and Cash Equivalents	(533)	407
Cash and cash equivalents at beginning of year	1,850	1,249
Cash and Cash Equivalents End of Period	$ 1,317	$ 1,656

Free Cash Flow**
Cash provided by operating activities	$ 1,695	$ 1,508
Receivables securitization facility***	400	184
Cash provided by operating activities excluding receivables securitization facility	2,095	1,692
Cash used in investing activities	(1,068)	(1,139)
Dividends paid	(272)	(272)
Free cash flow	$ 755	$ 281

*	Certain amounts have been adjusted for the retrospective change in accounting principle for rail grinding. See page 9 for the effects of the adjustment.

**	Free cash flow is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance and measures our ability to generate cash without incurring additional financing.

***

Effective January 1, 2010, new accounting guidance requires us to account for receivables transferred under our receivables securitization facility as secured borrowings in our Condensed Consolidated Statements of Financial Position and as financing activities in our Condensed Consolidated Statements of Cash Flows. The receivables securitization facility line in the above table is included in our free cash flow calculation to adjust cash provided by operating activities as though our receivables securitization facility had been accounted for under the new accounting guidance for all periods presented.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2010	2009	%		2010	2009	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	228,062	200,810	14%		452,772	407,432	11%
Employees (average)	42,571	43,721	(3)		42,350	44,359	(5)
GTMs (millions) per employee	5.36	4.59	17		10.69	9.18	16
Customer satisfaction index	89	87	2	pts	88	87	1	pts

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 2.29	$ 1.57	46%		$ 2.22	$ 1.53	45%
Fuel consumed in gallons (millions)	257	229	12		520	481	8
Fuel consumption rate*	1.126	1.142	(1)		1.148	1.180	(3)

AAR Reported Performance Measures
Average train speed (miles per hour)	26.4	27.4	(4)%		26.3	27.3	(4)%
Average terminal dwell time (hours)	24.7	24.5	1		25.4	24.4	4
Average rail car inventory (thousands)	275.2	281.8	(2)		276.4	284.1	(3)

Revenue Ton-Miles (Millions)
Agricultural	20,147	18,854	7%		42,199	38,921	8%
Automotive	3,271	1,995	64		6,457	3,947	64
Chemicals	13,325	11,481	16		26,658	23,480	14
Energy	53,437	50,740	5		109,015	106,743	2
Industrial Products	15,957	12,842	24		29,820	25,965	15
Intermodal	20,177	17,322	16		38,968	32,598	20
Total	126,314	113,234	12%		253,117	231,654	9%

*	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2010
Millions, Except Per Share Amounts and Percentages	1st Qtr	2nd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$3,755	$3,956	$7,711
Other revenues	210	226	436
Total operating revenues	3,965	4,182	8,147
Operating Expenses
Compensation and benefits	1,059	1,051	2,110
Fuel	583	608	1,191
Purchased services and materials	432	472	904
Depreciation	367	368	735
Equipment and other rents	290	282	572
Other	246	122	368
Total operating expenses	2,977	2,903	5,880
Operating Income	988	1,279	2,267
Other income	1	19	20
Interest expense	(155)	(152)	(307)
Income before income taxes	834	1,146	1,980
Income tax expense	(318)	(435)	(753)
Net Income	$516	$711	$1,227

Share and Per Share
Earnings per share - basic	$1.02	$1.42	$2.44
Earnings per share - diluted	$1.01	$1.40	$2.42
Weighted average number of shares - basic	504.5	501.8	503.1
Weighted average number of shares - diluted	508.7	506.5	507.6
Dividends declared per share	$0.27	$0.33	$0.60

Operating Ratio	75.1%	69.4%	72.2%
Effective Tax Rate	38.1%	38.0%	38.0%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2010
	1st Qtr	2nd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural	$ 730	$ 698	$ 1,428
Automotive	305	334	639
Chemicals	587	592	1,179
Energy	844	836	1,680
Industrial Products	598	692	1,290
Intermodal	691	804	1,495
Total	$ 3,755	$ 3,956	$ 7,711
Revenue Carloads (Thousands)
Agricultural	228	213	441
Automotive	151	159	310
Chemicals	203	209	412
Energy	516	486	1,002
Industrial Products	242	286	528
Intermodal	742	827	1,569
Total	2,082	2,180	4,262
Average Revenue per Car
Agricultural	$ 3,202	$ 3,277	$ 3,238
Automotive	2,022	2,094	2,059
Chemicals	2,893	2,826	2,859
Energy	1,636	1,722	1,677
Industrial Products	2,474	2,420	2,444
Intermodal	930	974	953
Average	$ 1,804	$ 1,815	$ 1,809

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
Millions, Except Percentages	Jun. 30, 2010	Dec. 31, 2009
		(Adjusted)**
Debt (a)	$9,365	$9,848
Equity	17,323	16,801
Capital (b)	$26,688	$26,649
Debt to capital (a/b)	35.1%	37.0%

*

Total debt divided by total debt plus equity. Management believes this is an important measure in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

**	Certain amounts have been adjusted for the retrospective change in accounting principle for rail grinding. See page 9 for the effects of the adjustments.

Adjusted Debt to Capital, Reconciliation to GAAP*
Millions, Except Percentages	Jun. 30, 2010	Dec. 31, 2009
		(Adjusted)**
Debt	$9,365	$9,848
Value of sold receivables	-	400
Debt including value of sold receivables	9,365	10,248
Net present value of operating leases	3,539	3,672
Unfunded pension and OPEB	456	456
Adjusted debt (a)	$13,360	$14,376
Equity	17,323	16,801
Adjusted capital (b)	$30,683	$31,177
Adjusted debt to capital (a/b)	43.5%	46.1%

*

Total debt plus value of sold receivables plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus value of sold receivables plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Effective January 1, 2010, the value of the outstanding undivided interest held by investors under our receivables securitization facility is included in our Condensed Consolidated Statements of Financial Position as debt due after one year. At June 30, 2010, that amount was $100 million. Operating leases were discounted using 6.2% at June 30, 2010 and 6.3% at December 31, 2009. The lower discount rate reflects changes to interest rates and our current financing costs. Management believes this is an important measure in evaluating the total amount of leverage in our capital structure including off-balance sheet obligations.

**	Certain amounts have been adjusted for the retrospective change in accounting principle for rail grinding. See page 9 for the effects of the adjustments.

  UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

  Impact of Retrospective Change in Accounting Principle for Rail Grinding (unaudited)

Condensed Consolidated Statements of Income
	For the Three Months Ended June 30, 2009			For the Six Months Ended June 30, 2009
Millions, Except Per Share Amounts	As Originally Reported	Impact of Adjustment	As Adjusted	As Originally Reported	Impact of Adjustment	As Adjusted
Purchased services & materials	$391	$8	$399	$790	$13	$803
Depreciation	$355	$(5)	$350	$700	$(9)	$691
Total operating expenses	$2,552	$3	$2,555	$5,295	$4	$5,299
Operating income	$751	$(3)	$748	$1,423	$(4)	$1,419
Income before income taxes	$736	$(3)	$733	$1,290	$(4)	$1,286
Income taxes	$(268)	$-	$(268)	$(460)	$1	$(459)
Net income	$468	$(3)	$465	$830	$(3)	$827
Earnings per share - basic	$0.93	$(0.01)	$0.92	$1.65	$(0.01)	$1.64
Earnings per share - diluted	$0.92	$-	$0.92	$1.64	$-	$1.64

Condensed Consolidated Statement of Financial Position
Millions, December 31, 2009				As Originally Reported	Impact of Adjustment	As Adjusted
Net properties				$37,428	$(226)	$37,202
Total assets				$42,410	$(226)	$42,184
Deferred income taxes				$11,130	$(86)	$11,044
Total liabilities				$25,469	$(86)	$25,383
Total common shareholders’ equity				$16,941	$(140)	$16,801
Total liabilities and common shareholders’ equity				$42,410	$(226)	$42,184

Condensed Consolidated Statement of Cash Flows
				For the Six Months Ended June 30, 2009
Millions				As Originally Reported	Impact of Adjustment	As Adjusted
Net income				$830	$(3)	$827
Depreciation				$700	$(9)	$691
Deferred income taxes & unrecognized tax benefits				$210	$(1)	$209
Cash provided by operating activities				$1,521	$(13)	$1,508
Capital investments				$(1,079)	$13	$(1,066)
Cash used in investing activities				$(1,152)	$13	$(1,139)